Exhibit 10.2
ART TECHNOLOGY GROUP, INC.
AMENDED AND RESTATED
1999 OUTSIDE DIRECTOR STOCK OPTION PLAN
     1.      Purpose
     The purpose of this Amended and Restated 1999 Outside Director Stock Option Plan (the “Plan”) of Art Technology Group, Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate outside directors of the Company by providing such directors with equity ownership opportunities and performance-based incentives that are intended to better align their interests with those of the Company’s stockholders.
     2.      Eligibility
     Each director of the Company who is not an employee of the Company (an “Eligible Director”) is eligible to receive options, restricted stock and other stock-based awards (each an “Award”) under the Plan. Any Eligible Director who receives an Award under the Plan is deemed a “Participant.”
     3.      Administration and Delegation
     The Plan will be administered by the Board of Directors of the Company (the “Board”). The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect (including any interpretation and implementation of Section 10(f)) and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Option. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.
     4.      Stock Available for Awards
     Subject to adjustment under Section 8, Awards may be made under the Plan for up to 2,000,000 shares of common stock, $0.01 par value per share, of the Company (the “Common Stock”). If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares. Solely for the purpose of applying this limitation, each Option (each as hereinafter defined) granted under this Plan shall reduce the number of shares available for grant by one share for every one share granted and each Award authorized under this Plan after April 5, 2007, other than an Option, shall reduce the number of shares available by 1.24 shares for every one share granted.
     5.      Stock Options
             (a)     General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. None of the Options granted hereunder are intended to be Incentive Stock Options as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.
             (b)     Exercise Price. The Board shall establish the exercise price of each Option and specify such exercise price in the applicable option agreement, provided, however, that the exercise price of any Option shall not be less than the fair market value per share of the Common Stock as of the date of option grant.
             (c)     Duration of Options. Each Option granted to a Participant shall expire on the earlier of 10 years from the date of grant or one year following termination of such Participant’s service on the Board.
             (d)     Exercise of Options. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(e) for the number of shares for which the Option is exercised.
             (e)     Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:
(1)	in cash or by check, payable to the order of the Company;

(2)	except as the Board may otherwise provide in an option agreement, by (A) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (B) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding or (C) with the consent of the Board, by reducing the number of shares of Common Stock otherwise issuable to the optionee upon exercise of the Option by a number of shares of Common Stock having a fair market value equal to such aggregate exercise price;

(3)	when the Common Stock is registered under the Securities Exchange Act of 1934 (the “Exchange Act”), by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board (“Fair Market Value”), provided (A) such method of payment is then permitted under applicable law, (B) such Common Stock, if acquired directly from the Company, was owned by the Participant at least six months prior to such delivery and (C) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

(4)	to the extent permitted by applicable law and by the Board, by (A) delivery of a promissory note of the Participant to the Company on terms determined by the Board, with the understanding that no loans shall be made to directors or executive officers or (B) payment of such other lawful consideration as the Board may determine; or

(5)	by any combination of the above permitted forms of payment.
             (f)     Substitute Options. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Options in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Options may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Options contained in the other sections of this Section 5 or in Section 2.
             (g)     No Repricing of Options. Notwithstanding anything to the contrary in the Plan, the Company shall not engage in any repricing of Options granted under this Plan without further stockholder approval. For this purpose, the term “repricing” shall mean any of the following or other action that has the same effect: (i) lowering the exercise price of an Option after it is granted, (ii) any other actions that is treated as a repricing under generally accepted accounting principles, or (iii) canceling an Option at a time when its exercise price exceeds the fair market value of the underlying stock in exchange for other options, restricted stock, other stock-based awards or other equity of the Company, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off, or similar corporate transaction (including any adjustment described in Section 8).
     6.      Restricted Stock.
             (a)     Grants. The Board may grant Awards entitling Eligible Directors to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a “Restricted Stock Award”).

             (b)     Terms and Conditions. The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any.
             (c)     Stock Certificates. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or the Designated Beneficiary of such Participant. For these purposes, a “Designated Beneficiary” of a Participant shall be (1) a beneficiary designated by such Participant, in a manner determined by the Board, to receive amounts due or exercise rights of such Participant in the event of such Participant’s death or (2) in the absence of such a designation, the Participant’s estate.
             (d)     Deferred Delivery of Shares. The Board may, at the time any Restricted Stock Award is granted, provide that, at the time Common Stock would otherwise be delivered pursuant to the Award, the Participant shall instead receive an instrument evidencing the right to future delivery of Common Stock at such time or times, and on such conditions, as the Board shall specify. The Board may at any time accelerate the time at which delivery of all or any part of the Common Stock shall take place.
     7.      Other Stock-Based Awards
     Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted under the Plan to Eligible Directors (“Other Stock Unit Awards”), including Awards entitling Eligible Directors to receive shares of Common Stock to be delivered in the future. Such Other Stock Unit Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock Unit Awards may be paid in shares of Common Stock or cash, as the Board shall determine. Subject to the provisions of the Plan, the Board shall determine the conditions of each Other Stock Unit Awards, including any purchase price applicable thereto. At the time any Award is granted, the Board may provide that, at the time Common Stock would otherwise be delivered pursuant to the Award, the Participant will instead receive an instrument evidencing the Participant’s right to future delivery of the Common Stock.
     8.      Adjustments for Changes in Common Stock
     In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than an ordinary cash dividend, (a) the number and class of securities available under the Plan, (b) the number and class of securities and exercise price per share of each outstanding Option, (c) the repurchase price per share subject to each outstanding Restricted Stock Award and (d) the share- and per-share-related provisions of each outstanding Other Stock Unit Award, shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent determined by the Board.
     9.      General Provisions Applicable to Awards
             (a)     Transferability of Awards. Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.
             (b)     Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.
             (c)     Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (1) all conditions of the Award have been met or removed to the satisfaction of the Company, (2) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (3) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.
     10.     Miscellaneous
             (a)     No Right To Board Membership or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continue as a director of the Company.
             (b)     No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.
             (c)     Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board. No Awards shall be granted under the Plan after December 31, 2013, but Awards previously granted may extend beyond that date.

             (d)     Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that, to the extent determined by the Board, no amendment requiring stockholder approval under any applicable legal, regulatory or listing requirement shall become effective until such stockholder approval is obtained. No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan.
             (e)     Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.
             (f)     Effect of Amendment.. All Awards to Participants outstanding as of the date of any amendment of the Plan shall continue in full force and effect without modification by such amendment; provided that each reference in any such Awards to a section of the Plan as in effect prior to the amendment shall be deemed to refer to the corresponding section of the Plan as amended unless the reference to such corresponding section would have an adverse impact on the Participant holding the applicable Award.
             (g)     Construction. The headings of the Sections of the Plan are included only for convenience and shall not affect the meaning or interpretation of the Plan. Except as otherwise expressly provided, references herein to Sections shall mean such Sections of the Plan. The word “including” as used in the Plan shall not be construed so as to exclude any other thing not referred to or described.

Appendix A
ART TECHNOLOGY GROUP, INC.
NONSTATUTORY STOCK OPTION AGREEMENT
GRANTED UNDER THE AMENDED AND RESTATED 1999 OUTSIDE DIRECTOR
STOCK OPTION PLAN
     1.      Grant of Option.
     This agreement evidences the grant by Art Technology Group, Inc., a Delaware corporation (the “Company”), on [ , ___] (the “Grant Date”) to [ ], a director of the Company (the “Participant”), of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s Amended and Restated 1999 Outside Director Stock Option Plan (the “Plan”), a total of [ ] shares of common stock, $.01 par value per share, of the Company (“Common Stock”) (the “Shares”) at $[ ] per Share. Unless earlier terminated, this option shall expire on the tenth anniversary of the Grant Date (the “Final Exercise Date”).
     It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). Except as otherwise indicated by the context, the term “Participant,” as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.
     2.      Vesting Schedule.
     This option will become exercisable (“vest”) as to 100% of the original number of Shares on the Grant Date. This option shall expire upon, and will not be exercisable after, the Final Exercise Date.
     The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.
     3.      Exercise of Option.
             (a)     Form of Exercise. Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share.
             (b)     Exercise Period. Each Option shall immediately vest and be exercisable. In addition, no Option may be exercised more than one year after the Participant ceases to serve as a director of the Company. No Option shall be exercisable after the expiration of ten (10) years from the date of grant or prior to approval of the Plan by the stockholders of the Company.

     4.      Nontransferability of Option.
     This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.
     5.      Provisions of the Plan.
     This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.
     IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

ART TECHNOLOGY GROUP, INC.

Dated:	By:

Name:

Title:

PARTICIPANT’S ACCEPTANCE
     The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Art Technology Group, Inc. 1999 Outside Director Stock Option Plan.

PARTICIPANT:

Name:

Address:

Appendix B
FORM OF RESTRICTED STOCK UNIT AGREEMENT
GRANTED UNDER THE AMENDED AND RESTATED 1999 OUTSIDE DIRECTOR
STOCK OPTION PLAN
     AGREEMENT made as of the ___of ___, 2007 (the “Grant Date”), by and between Art Technology Group, Inc., a Delaware Corporation (the “Company”), and ___(“you” or the “Grantee”).
W I T N E S S E T H:
     WHEREAS, the Board of Directors of the Company (the “Board”) and the shareholders of the Company have approved the Company’s Amended and Restated 1999 Outside Director Stock Option Plan (the “Plan”); and
     WHEREAS, the Board of Directors (the “Board”) at the recommendation of the Compensation Committee of the Board, has decided to grant you an award of restricted stock units as described herein pursuant to the Plan (the “Restricted Stock Units”); and
     WHEREAS, the Restricted Stock Units are to be evidenced by an Agreement in such form and containing such terms and conditions, as the Committee shall determine;
     NOW, THEREFORE, it is mutually agreed as follows:
     1.      Grant. The Company hereby grants to you, on the terms and conditions set forth herein, an aggregate of ___ Restricted Stock Units subject to, and in accordance with, the terms set forth in this Agreement.
     2.      Plan Controls. This Restricted Stock Unit award is and shall be subject in every respect to the provisions of the Company’s Amended and Restated 1999 Outside Director Stock Option Plan, as amended from time to time, which is incorporated herein by reference and made a part hereof. The Grantee hereby accepts this award subject to all the terms and provisions of the Plan and agrees that (a) in the event of any conflict between the terms hereof and those of the Plan, the latter shall prevail, and (b) all decisions under and interpretations of the Plan by the Board or the Committee shall be final, binding and conclusive upon the Holder and his or her heirs and legal representatives.
     3.      Vesting. The Restricted Stock Units shall be unvested as of the Grant Date, and shall vest at the first anniversary of the Grant Date, provided, however, that Grantee is a member of the Board of Directors on such date, and provided further that in the event of a Change in Control, as defined at Exhibit A hereto, 100% of the unvested Restricted Stock Units shall vest.
     4.      Payment. Upon the vesting date, you shall receive one share of Company Common Stock for each Restricted Stock Unit; provided, however, that the number of shares you receive may be reduced by the number of shares sufficient to satisfy the minimum tax withholding obligations as set forth in Section 5 below.
     5.      Withholding. Upon the settlement of Restricted Stock Units pursuant to Section 4 above, the Company, in its discretion, shall either: (i) withhold from issuance a number of shares sufficient to satisfy the minimum tax Federal, state, local and/or payroll taxes of any kind required by law to be withheld with regard to such settlement (“Minimum Withholding Obligation”); or (ii) require that the Grantee satisfy such Minimum Withholding Obligation (1) by a check payable to the Company, (2) with the consent of the Company by providing irrevocable instructions to a broker to sell a number of shares equal in value to the Minimum Withholding Obligation and pay the proceeds from such sale to the Company, or (3) by such other means as may be agreed to by the Company.
     6.      Nontransferability. Unless the Committee specifically determines otherwise, the Restricted Stock Units are personal to the Grantee and shall not be transferable or assignable, other than by will or the laws of descent and distribution, and any such purported transfer or assignment shall be null and void.
     Please indicate your understanding and acceptance of the foregoing by signing and returning a copy of this Agreement.

ART TECHNOLOGY GROUP, INC.
By:

     I confirm my understanding of the foregoing and accept the Restricted Stock Unit award described above subject to the terms and conditions described herein. I hereby acknowledge receipt of a copy of the Plan, and agree that the terms of this Restricted Stock Unit award shall be governed by the Plan.

[NAME OF GRANTEE]

Exhibit A
“Change in Control” means an event or occurrence set forth in any one or more of subsections (a) through (d) below (including an event or occurrence that constitutes a Change in Control under one of such subsections but is specifically exempted from another such subsection):
     (a) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) (a “Person”) of beneficial ownership of any capital stock of Art Technology Group, Inc. (“ATG”), after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under such Act) 50% or more of either (i) the then-outstanding shares of Common Stock (the “Outstanding Common Stock”) or (ii) the combined voting power of the then-outstanding securities of ATG entitled to vote generally in the election of directors (the “Outstanding Voting Securities”); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control:
(i) any acquisition directly from ATG (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for Common Stock or voting securities of ATG, unless the Person exercising, converting or exchanging such security acquired such security directly from ATG or an underwriter or agent of ATG);
(ii) any acquisition by ATG;
(iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by ATG or any corporation controlled by ATG, or
(iv) any acquisition by any corporation pursuant to a transaction that complies with clauses (i) and (ii) of subsection (c) below;
     (b) the occurrence of a change in the composition of the Board of Directors of ATG (the “Board”) such that the Continuing Directors do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to ATG), where the term “Continuing Director” means at any date a member of the Board:
(i) who was a member of the Board on the effective date of this Policy or
(ii) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (ii) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board;

     (c) the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving ATG or a sale or other disposition of all or substantially all of the assets of ATG in one or a series of transactions (a “Business Combination”), unless, immediately following such Business Combination, each of the following two conditions is satisfied:
(i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include a corporation that as a result of such transaction owns ATG or substantially all of ATG’s assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the “Acquiring Corporation”) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Common Stock and Outstanding Voting Securities, respectively; and
(ii) no Person (excluding the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by ATG or by the Acquiring Corporation) beneficially owns, directly or indirectly, 30% or more of the then outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination); or
     (d) approval by the stockholders of ATG of a complete liquidation or dissolution of ATG.

Appendix C
FORM OF RESTRICTED STOCK AGREEMENT
     AGREEMENT made as of the ___of ___, 200___(the “Grant Date”), by and between Art Technology Group, Inc., a Delaware Corporation (the “Company”), and ___(“you” or the “Grantee”).
W I T N E S S E T H:
     WHEREAS, the Board of Directors of the Company (the “Board”) and the shareholders of the Company have approved the Company’s Amended and Restated 1999 Outside Director Stock Option Plan (the “Plan”); and
     WHEREAS, the Board of Directors (the “Board”) at the recommendation of the Compensation Committee of the Board, has decided to grant you an award of restricted stock as described herein pursuant to the Plan (the “Restricted Stock”); and
     WHEREAS, the Restricted Stock is to be evidenced by an Agreement in such form and containing such terms and conditions, as the Committee shall determine;
     NOW, THEREFORE, it is mutually agreed as follows:
     1.      Grant. The Company hereby grants to you, on the terms and conditions set forth herein, an aggregate of ___ shares of Restricted Stock, and in accordance with, the terms set forth in this Agreement.
     2.      Plan Controls. This Restricted Stock award is and shall be subject in every respect to the provisions of the Company’s Amended and Restated 1999 Outside Director Stock Option Plan, as amended from time to time, which is incorporated herein by reference and made a part hereof. The Grantee hereby accepts this award subject to all the terms and provisions of the Plan and agrees that (a) in the event of any conflict between the terms hereof and those of the Plan, the latter shall prevail, and (b) all decisions under and interpretations of the Plan by the Board or the Committee shall be final, binding and conclusive upon the Holder and his or her heirs and legal representatives.
     3.      Vesting. The Restricted Stock shall be unvested as of the Grant Date, and shall vest in its entirety at the first anniversary of the Grant Date, provided, however, that Grantee is a member of the Board of Directors on such date, and provided, further, that in the event of a Change in Control, as defined at Exhibit A hereto, 100% of the unvested Restricted Stock shall vest.
     4.     Payment. Upon the vesting date, you shall receive one share of Company Common Stock for each share of Restricted Stock; provided, however, that the number of shares you receive may be reduced by the number of shares sufficient to satisfy the minimum tax withholding obligations as set forth in Section 5 below.

     5.     Withholding. Upon the settlement of Restricted Stock pursuant to Section 4 above, the Company, in its discretion, shall either: (i) withhold from issuance a number of shares sufficient to satisfy the minimum tax Federal, state, local and/or payroll taxes of any kind required by law to be withheld with regard to such settlement (“Minimum Withholding Obligation”); or (ii) require that the Grantee satisfy such Minimum Withholding Obligation (1) by a check payable to the Company, (2) with the consent of the Company by providing irrevocable instructions to a broker to sell a number of shares equal in value to the Minimum Withholding Obligation and pay the proceeds from such sale to the Company, or (3) by such other means as may be agreed to by the Company.
     6.     Nontransferability. Unless the Committee specifically determines otherwise, the shares of Restricted Stock are personal to the Grantee and shall not be transferable or assignable, other than by will or the laws of descent and distribution, and any such purported transfer or assignment shall be null and void.
     Please indicate your understanding and acceptance of the foregoing by signing and returning a copy of this Agreement.

ART TECHNOLOGY GROUP, INC.
By:

     I confirm my understanding of the foregoing and accept the Restricted Stock award described above subject to the terms and conditions described herein. I hereby acknowledge receipt of a copy of the Plan, and agree that the terms of this Restricted Stock Unit award shall be governed by the Plan.

[NAME OF GRANTEE]